UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2016

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO	333-179121	45-0897865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 27, 2016, Hughes Satellite Systems Corporation (“HSSC”), a subsidiary of EchoStar Corporation, entered into an indenture (the “Secured Indenture”), among HSSC, the guarantors named on the signature pages thereto (the “Guarantors”), U.S. Bank National Association, as trustee (the “Trustee”) and Wells Fargo Bank, National Association, as collateral agent (the “Collateral Agent”), relating to HSSC’s issuance of $750 million aggregate principal amount of its 5.250% Senior Secured Notes due 2026 (the “Secured Notes”) at an issue price of 100.0%.  On the same date, HSSC also entered into an indenture (the “Unsecured Indenture” and, together with the Secured Indenture, the “Indentures”), among HSSC, the Guarantors and the Trustee, relating to HSSC’s issuance of $750 million aggregate principal amount of its 6.625% Senior Notes due 2026 at an issue price of 100.0% (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”). Copies of the Secured Indenture and the Unsecured Indenture are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference. For a description of the material terms of the Indentures and the Notes, see the information set forth below under Item 2.03, which is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 27, 2016, HSSC issued $750 million aggregate principal amount of Secured Notes pursuant to the Secured Indenture at an issue price of 100.0% and $750 million aggregate principal amount of Unsecured Notes pursuant to the Unsecured Indenture at an issue price of 100.0%.  HSSC placed the Notes in a private placement under Rule 144A and Regulation S under the Securities Act of 1933, as amended.

The Secured Notes bear interest at a rate of 5.250% per annum and mature on August 1, 2026, and the Unsecured Notes bear interest at a rate of 6.625% per annum and mature on August 1, 2026. Interest on the Notes will be payable semi-annually on February 1 and August 1 of each year, starting on February 1, 2017, to the holders of record of such Notes at the close of business on January 15 or July 15, respectively, preceding such interest payment date.  The Secured Notes are HSSC’s secured senior obligations and, pursuant to the Security Agreement, dated as of June 8, 2011 and as supplemented (the “Security Agreement”), among HSSC, the Guarantors and the Collateral Agent (as further supplemented by the Additional Secured Party Joinder, dated as of July 27, 2016 (the “Joinder”), among the Trustee, the Collateral Agent and HSSC), are secured by security interests in substantially all existing and future tangible and intangible assets of HSSC and the Guarantors on a first priority basis, subject to certain exceptions, equally and ratably with the $990 million in aggregate principal amount outstanding of HSSC’s 6½% Senior Secured Notes due 2019.  The Unsecured Notes are HSSC’s unsecured senior obligations and rank equally with all of HSSC’s existing and future unsubordinated indebtedness and are effectively junior to any secured indebtedness up to the value of the assets securing such indebtedness.  The guarantees in respect of the Secured Notes rank equally with all of the Guarantors’ existing and future unsubordinated indebtedness and are effectively senior to such Guarantors’ existing and future obligations to the extent of the value of the assets securing the Secured Notes.  The guarantees in respect of the Unsecured Notes rank equally with all of the Guarantors’ existing and future unsubordinated indebtedness, and are effectively junior to any secured indebtedness of the Guarantors up to the value of the assets securing such indebtedness.

The Indentures contain restrictive covenants that, among other things, impose limitations on HSSC’s ability and, in certain instances, the ability of certain of HSSC’s subsidiaries to (i) incur additional debt; (ii) pay dividends or make distributions on HSSC’s capital stock or repurchase HSSC’s capital stock; (iii) make certain investments; (iv) create liens or enter into sale and leaseback transactions; (v) enter into transactions with affiliates; (vi) merge or consolidate with another company; (vii) transfer and sell assets; and (viii) allow to exist certain restrictions on the ability of certain of HSSC’s subsidiaries to pay dividends, make distributions, make other payments, or transfer assets to HSSC. These covenants include certain exceptions.

HSSC, at its option, may at any time and from time to time redeem all or any portion of the Notes on not less than 30 and not more than 60 days’ prior notice. The Notes will be redeemable at a price equal to the principal amount of the Notes being redeemed, plus accrued and unpaid interest to (but excluding) the date of redemption and a “make-whole” premium calculated under the Indentures. HSSC may also redeem up to 10% of the outstanding Secured Notes per year at any time prior to August 1, 2020 at a redemption price equal to 103% of the principal amount thereof plus accrued and unpaid interest, if any.  HSSC, at any time prior to August 1, 2019, may also redeem up to 35% of the aggregate principal amount of the Secured Notes, at a redemption price equal to 105.250% of the principal amount of the Secured Notes being redeemed, and up to 35% of the aggregate principal amount of the Unsecured Notes, at a redemption price equal to 106.625% of the principal amount of the Unsecured Notes being redeemed, with the net cash proceeds from certain equity offerings or capital contributions.

The Indentures provide for customary events of default, including, among other things, nonpayment, breach of the covenants in the Indentures, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy, insolvency and reorganization. If any event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the applicable then outstanding Notes may declare all the applicable Notes to be due and payable immediately, together with interest, if any, accrued thereon.

Under the terms of a Registration Rights Agreement, HSSC has agreed to register notes having substantially identical terms as the Notes with the Securities and Exchange Commission as part of an offer to exchange freely tradable exchange notes for the Notes.

The description set forth above is qualified in its entirety by the Indentures, the Joinder and the Registration Rights Agreement filed herewith as exhibits and by the Security Agreement, which was previously filed by EchoStar Corporation on its Current Report on Form 8-K, filed June 9, 2011.

Copies of the Registration Rights Agreement and the Joinder are attached hereto as Exhibits 4.3 and 4.4, respectively, and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

Exhibit 4.1

Indenture, relating to the Secured Notes, dated as of July 27, 2016, among HSSC, the Guarantors, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent.

Exhibit 4.2	Indenture, relating to the Unsecured Notes, dated as of July 27, 2016, among HSSC, the Guarantors and U.S. Bank National Association, as trustee.

Exhibit 4.3	Registration Rights Agreement, dated as of July 27, 2016, among HSSC, the Guarantors and Deutsche Bank Securities Inc.

Exhibit 4.4	Additional Secured Party Joinder, dated as of July 27, 2016, among U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as collateral agent and HSSC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: July 27, 2016	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1

Indenture, relating to the Secured Notes, dated as of July 27, 2016, among HSSC, the Guarantors, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as collateral agent.

Exhibit 4.2	Indenture, relating to the Unsecured Notes, dated as of July 27, 2016, among HSSC, the Guarantors and U.S. Bank National Association, as trustee.

Exhibit 4.3	Registration Rights Agreement, dated as of July 27, 2016, among HSSC, the Guarantors and Deutsche Bank Securities Inc.

Exhibit 4.4	Additional Secured Party Joinder, dated as of July 27, 2016, among U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as collateral agent and HSSC.